UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2021

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 27, 2021, the Board of Directors (the “Board”) of Desktop Metal, Inc. (f/k/a Trine Acquisition Corp.) (the “Company”) appointed James Eisenstein to fill a vacancy and serve as a member of the Board as a Class II Director. Mr. Eisenstein was also appointed to serve on the Nominating and Corporate Governance Committee of the Board. Mr. Eisenstein will receive compensation in accordance with the Company’s compensation arrangements for non-employee directors. There was no arrangement or understanding pursuant to which Mr. Eisenstein was elected as a director. Mr. Eisenstein has also entered into the Company’s standard indemnification agreement for directors and officers.

On July 28, 2021, the Company issued a press release announcing Mr. Eisenstein’s appointment to the Board (the “Press Release”). The Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 27, 2021, the Company held its 2021 annual meeting of stockholders (the “Annual Meeting”). Proxies for the meeting were solicited in accordance with the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

I.	To elect the following persons as Class I directors until the Company’s 2024 annual meeting of stockholders. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Dayna Grayson	139,511,048	107,965	101,411	20,616,475
Steve Papa	137,853,889	1,762,746	103,789	20,616,475
Bilal Zuberi	139,439,973	174,207	106,244	20,616,475

II.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2021. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
160,015,565	159,475	161,859

Based on the foregoing votes, Dayna Grayson, Steve Papa and Bilal Zuberi were elected as directors and the appointment of Deloitte & Touche LLP was ratified.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated July 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date:	July 29, 2021	By:	/s/ Ric Fulop
		Name:	Ric Fulop
		Title:	Chief Executive Officer